================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (date of earliest event reported) - APRIL 26, 2004


                                                   TXU CORP.
                            (Exact name of registrant as specified in its charter)

                  TEXAS                                      1-12833                              75-2669310
(State or other jurisdiction of incorporation)       (Commission File Number)       (I.R.S. Employer Identification No.)

                                            TXU US HOLDINGS COMPANY
                            (Exact name of registrant as specified in its charter)

                  TEXAS                                      1-11668                              75-1837355
(State or other jurisdiction of incorporation)       (Commission File Number)       (I.R.S. Employer Identification No.)

                                            TXU ENERGY COMPANY LLC
                            (Exact name of registrant as specified in its charter)

                 DELAWARE                                   333-108876                            75-2967817
(State or other jurisdiction of organization)        (Commission File Number)       (I.R.S. Employer Identification No.)

                                               TXU GAS COMPANY
                            (Exact name of registrant as specified in its charter)

                  TEXAS                                       1-3183                              75-0399066
(State or other jurisdiction of incorporation)       (Commission File Number)       (I.R.S. Employer Identification No.)


            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411
          (Address of principal executive offices, including zip code)
        REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-4600

================================================================================

     All of the information contained in Item 5 of this Form 8-K is being filed by TXU Corp. Certain information contained in Item 5 of this Form 8-K relates to TXU US Holdings Company (US Holdings), TXU Energy Company LLC (TXU Energy) and/or TXU Gas Company (TXU Gas), wholly owned subsidiaries of TXU Corp. Such information in Item 5 of this Form 8-K that relates to each of US Holdings, TXU Energy and TXU Gas is being filed separately by each such registrant.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     TXU Corp. today announced a series of transactions totaling approximately $8 billion: the sale of TXU Australia, the sale of TXU Fuel Company (TXU Fuel), TXU Corp.'s intent to sell TXU Gas and the repurchase by TXU Corp. of TXU Energy's Exchangeable Preferred Membership Interests.

    Sale of TXU Australia
    ---------------------

     The largest transaction involves the sale of TXU Australia to Singapore Power for an enterprise value of $3.72 billion. This results in a reduction of $1.7 billion in consolidated TXU Corp. debt and proceeds to TXU Corp. of approximately $1.8 billion after taxes and transaction costs. The transaction is to be cleared by the Australian Competition and Consumer Commission. The sale is expected to close in the third quarter. The pre-tax gain related to the sale is expected to be approximately $375 million.

     Sale of TXU Fuel
     ----------------

     TXU Corp. has agreed to sell the assets of TXU Fuel, the gas transportation subsidiary of TXU Energy with approximately 1,900 miles of intrastate pipeline and a total system capacity of 1.3 Bcf/day, to Energy Transfer Partners, L.P. for $502 million. As part of the transaction, TXU Energy will have an eight year transportation agreement with the new owner to transport gas to TXU Energy's generating assets. The transaction is expected to close on June 1, 2004, subject to review under the federal Hart-Scott-Rodino Act. The pre-tax gain related to the sale is expected to be approximately $390 million, which will be recognized over eight years.

     TXU Corp. to Exit TXU Gas Business
     ----------------------------------

     TXU Corp. also intends to sell TXU Gas. TXU Gas is comprised of the regulated natural gas transmission and distribution business in Texas. It is expected that any transaction would be closed by the end of the year.

     Repurchase of TXU Energy's Preferred Membership Interests
     ---------------------------------------------------------

     TXU Corp. repurchased all $750 million outstanding principal amount of TXU Energy's Exchangeable Preferred Membership Interests at a price of $1.842 billion. The repurchase closed on April 26, 2004 and will result in the elimination of $750 million of 9% securities and 57.1 million diluted common shares outstanding, as well as annual savings of $54 million in preferred membership interest distributions. The transaction will also result in a reduction in additional paid-in capital of approximately $815 million. This amount represents the excess of the $1.842 billion repurchase amount over the carrying amount of the security, net of approximately $380 million in deferred income tax benefits arising from the transaction. The carrying amount of the security is the $750 million principal amount less an approximate $105 million remaining unamortized discount. The $815 million charge to paid-in capital will reduce earnings available to common shareholders, in the same manner as TXU Corp.'s existing preference share dividends.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 26, 2004, TXU Corp. issued a press release announcing the transactions discussed above in Item 5 of this Form 8-K. In addition, TXU Corp. announced in such press release revised guidance with respect to its earnings for the first quarter of 2004. Such press release, as it relates to the revised earnings guidance for the first quarter of 2004, is attached to this Form 8-K as
Exhibit 99, which is incorporated into this Item 12 by reference.

     Exhibit No.       Description
     -----------       -----------

         99            Press release of TXU Corp., dated April 26, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TXU CORP.


                                    By: /s/ Kirk R. Oliver
                                        ----------------------------------------
Dated:  April 26, 2004                  Name:   Kirk R. Oliver
                                        Title:  Treasurer & Assistant Secretary


                                    TXU US HOLDINGS COMPANY


                                    By: /s/ Kirk R. Oliver
                                        ----------------------------------------
Dated:  April 26, 2004                  Name:   Kirk R. Oliver
                                        Title:  Treasurer & Assistant Secretary


                                    TXU ENERGY COMPANY LLC


                                    By: /s/ Kirk R. Oliver
                                        ----------------------------------------
Dated:  April 26, 2004                  Name:   Kirk R. Oliver
                                        Title:  Treasurer & Assistant Secretary


                                    TXU GAS COMPANY


                                    By: /s/ Kirk R. Oliver
                                        ----------------------------------------
Dated:  April 26, 2004                  Name:   Kirk R. Oliver
                                        Title:  Treasurer & Assistant Secretary

                                  EXHIBIT INDEX

     Exhibit No.       Description
     -----------       -----------

         99            Press release of TXU Corp., dated April 26, 2004.